Akre Focus Fund
SCHEDULE OF INVESTMENTS at April 30, 2023 (Unaudited)
Shares		Value
COMMON STOCKS: 94.6%
Capital Markets: 24.4%
3,600,000	Brookfield Asset Management Ltd. - Class A	$120,780,000
17,500,000	Brookfield Corp. - Class A	568,050,000
14,526,670	KKR & Co., Inc.	770,930,377
5,222,244	Moody’s Corp.	1,635,189,041
		3,094,949,418
Financial Services: 24.0%
5,000,000	Mastercard, Inc. - Class A	1,900,150,000
4,900,000	Visa, Inc. - Class A	1,140,377,000
		3,040,527,000
Life Sciences Tools & Services: 3.3%
1,750,000	Danaher Corp.	414,592,500

Professional Services: 4.2%
6,850,530	CoStar Group, Inc. [1]	527,148,284

Software: 22.0%
1,100,000	Adobe, Inc. [1]	415,316,000
628,500	Constellation Software, Inc.	1,230,150,105
1,885,741	Lumine Group, Inc. [1]	25,401,167
1,600,600	Roper Technologies, Inc.	727,920,868
6,000,000	Topicus.com, Inc. [1]	399,675,241
		2,798,463,381
Specialized REITs: 9.4%
5,843,653	American Tower Corp. - REIT	1,194,384,237

Specialty Retail: 7.3%
2,400,000	CarMax, Inc. [1]	168,072,000
831,585	O’Reilly Automotive, Inc. [1]	762,821,236
		930,893,236
TOTAL COMMON STOCKS
(Cost $4,302,852,852)		12,000,958,056

CONVERTIBLE PREFERRED STOCKS: 0.6%
Capital Markets: 0.6%
1,100,000	KKR & Co., Inc., 6.000%	70,257,000

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $55,000,000)		70,257,000

Principal Amount
SHORT-TERM INVESTMENTS: 2.7%
U.S. Treasury Bills: 2.7%
	United States Treasury Bill
$350,000,000	4.782%, 06/01/2023 [2]	348,713,823

TOTAL SHORT-TERM INVESTMENTS
(Cost $348,575,937)		348,713,823

TOTAL INVESTMENTS IN SECURITIES: 97.9%
(Cost $4,706,428,789)		12,419,928,879
Other Assets in Excess of Liabilities: 2.1%		271,009,833
TOTAL NET ASSETS: 100.0%		$12,690,938,712

REIT - Real Estate Investment Trust
[1]	Non-income producing security.
[2]	Rate represents the yield to maturity from purchase price.

The Global Industry Classification Standard (“GICS®”) sector and industry classifications were developed by and/or are the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Akre Focus Fund’s (the “Fund”) administrator, U.S. Bancorp Fund Services, LLC.

Affiliates Common Stocks	Share Balance April 30, 2023	Value July 31, 2022	Acquisitions	Dispositions	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Value April 30, 2023	Dividend Income
Topicus.com Inc. [1,2]	6,000,000	$336,499,649	$6,032,425	$-	$-	$57,143,167	$399,675,241	$-
Total					$-	$57,143,167	$399,675,241	$-

[1] Non-income producing security.
[2] Security was not considered an affiliate at April 30, 2023, but was considered an affiliate at July 31, 2022.

The Fund did not have investments in majority-owned subsidiaries or controlled companies.

Akre Focus Fund
Summary of Fair Value Exposure at April 30, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  U.S. GAAP (Generally Accepted Accounting Principles) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2023. See the Schedule of Investments for an industry breakout.

Description	Level 1	Level 2	Level 3	Total

Common Stocks	$12,000,958,056	$-	$-	$12,000,958,056
Convertible Preferred Stocks	70,257,000	-	-	70,257,000
Short-Term Investments	-	348,713,823	-	348,713,823
Total Investments in Securities	$12,071,215,056	$348,713,823	$-	$12,419,928,879